EXHIBIT 99.3

Office of the United States Trustee

In re:
   The Kushner-Locke Company
Chapter 11
Case No. LA 01-44828-SB (Administratively Consolidated with
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)
DEBTOR IN POSSESSION INTERIM STATEMENT

Statement Number:	58

For the Period FROM:	8/1/2006

TO:	8/31/2006

		Collateral	Concentration	City National
CASH ACTIVITY ANALYSIS (Cash Basis Only)		Account	Account	Collection Account

Balance before Statement #1		$268,333.21	$65,956.21

A. Total Receipts per all Prior Interim Statements		$9,313,429.37	$7,608,281.69	$601,244.52

B. Less: Total Disbursements per all Prior Statements		$7,800,954.55	$7,525,215.25	$6,242.48

C. Beginning Balance		$1,780,808.03	$149,022.65	$595,002.04

D. Receipts during Current Period
Description

8/14/2006	PS Here!	$7,500.00
8/15/2006	Daro Films	$49,967.14
8/15/2006	Compact Collections	$6,675.55
8/17/2006	Wire Transfer		$40,000.00
8/30/2006	Wire Transfer		$40,000.00
8/30/2006	Sting Music			$14,778.00
8/31/2006	interest	$7,989.14

TOTAL RECEIPTS THIS PERIOD		$72,131.83	$80,000.00	$14,778.00	—

E. Balance Available (C plus D)		$1,852,939.86	$229,022.65	$609,780.04	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 58

F. Less: Disbursements during Current Period:
Date	Check No.	Payee/Purpose

8/1/2006		ADP Taxes		$7,932.76
8/1/2006	8317	Payroll		$1,319.75
8/1/2006	8318	Payroll		$10,184.37
8/1/2006	8319	Payroll		$1,544.02
8/1/2006	8320	Payroll		$2,744.02
8/2/2006	38570	Brandon & Morner-Ritt		$17,210.72
8/2/2006	38571	Bonded Services, Inc		$6,592.01
8/2/2006	38572	JDJ Investments Inc		$271.42
8/7/2006	38573	KEVIN MARINO		$333.19
8/7/2006	38574	Two Easily Amused		$1,650.16
8/7/2006	38575	Recall		$1,071.45
8/11/2006		ADP Fees		$137.69
8/15/2006		ADP Taxes		$6,751.23
8/15/2006		Service Charge		$100.22
8/15/2006	8321	Payroll		$1,319.75
8/15/2006	8322	Payroll		$8,797.93
8/15/2006	8323	Payroll		$1,544.02
8/15/2006	8324	Payroll		$2,744.03
8/17/2006		Wire Transfer	$40,000.00
8/18/2006	38576	USI of Southern California		$201.00
8/18/2006	38577	Clumeck,Stern,Schenkelburg& Getzo		$6,012.00
8/18/2006	38578	Federal Express		$104.49
8/18/2006	38579	Hollywood Creative Directory		$249.95
8/18/2006	38580	BLUBlue Shield of California		$373.00
8/18/2006	38581	Arrowhead		$19.22
8/18/2006	38582	FRAFranchise Tax Board		$6,400.00
8/25/2006		ADP Fees		$130.00
8/25/2006	38583	Health Net		$4,187.18
8/25/2006	38584	New Beginnings Enterprises		$3,903.53
8/25/2006	38585	AT&T		$75.66
8/25/2006	38586	AT&T		$316.97
8/25/2006	38587	ITE Solutions		$730.00
8/29/2006		ADP Taxes		$7,888.52
8/29/2006	8325	Payroll		$1,319.75
8/29/2006	8326	Payroll		$10,133.50
8/29/2006	8327	Payroll		$1,544.02
8/29/2006	8328	Payroll		$2,744.02
8/30/2006		Wire Transfer	$40,000.00
8/31/2006		Control Agreement			$50.00

TOTAL DISBURSEMENTS THIS PERIOD:			$80,000.00	$118,581.55	$50.00	—

G. Ending Balance (E less F)			$1,772,939.86	$110,441.10	$609,730.04	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 58

H.	(1) Collateral Account:
	a) Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
	b) Account Number:	323221556
	(2) Concentration Account:
	a) Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
	b) Account Number:	1891935460

	I: Other monies on hand:

	The Kushner Locke Company PWI account		$731.10
	Bank of Scotland — Pinocchio	936582	£454,482.64	Pound Sterling	Time Deposit
	Bank of Scotland — Basil	936582	£225,159.79	Pound Sterling	Time Deposit (KL’ s interest is 50%)
	Allied Pinocchio	10747301	$—	Pound Sterling
	Edge Entertainment	1891152710	$172.89

	I: Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

	Joint Venture Accounts:
	BLT Venture	178-71491-7	$95,381.96
	BLT Venture	16-524173-1101	$330.45
	KL MDP Sensation	60-066-930	$—
	KL\7 Venture	1890-69-6360	$29,416.59
	Denial Venture	1890-69-6501	$151,714.83
	Cracker LLC	1891-04-1665	$732.79
	Swing	323-518095	$7,362.50
I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

/s/ Alice P. Neuhauser Debtor in Possession